UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On December 27, 2018, Hartman vREIT XXI, Inc. (the “Company”) through Hartman Spectrum, LLC (“Spectrum LLC”), a wholly-owned subsidiary of Hartman vREIT XXI Limited Partnership, our operating partnership (“Operating Partnership”), acquired a fee simple interest in a 10-story suburban office building comprising approximately 175,390 square feet and located in San Antonio, Texas.  The property is commonly referred to as the Spectrum Building.

The Spectrum Building was built in 1986.  As of December 27, 2018, the Spectrum Building is 87.7% occupied by 12 tenants.

Spectrum Building was acquired from Pace-Spectrum, LLC, an unrelated third party, for a purchase price, including buyers auction premium, of $16,537,500, exclusive of closing costs.  Spectrum LLC financed the payment of the purchase price for Spectrum Building with proceeds from the Company’s public offering and loan proceeds from a bank.

An acquisition fee of approximately $413,438 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of Spectrum Building.

Three tenants each currently occupy more than 10% of Spectrum Building.  Oracle America, Inc. occupies approximately 85,490 square feet or 48.7% of the total rentable square feet, HDR Engineering, Inc occupies approximately 18,106 square feet or 10.3% of the total rentable square feet, and Corporate Travel Planners, Inc. occupies approximately 17,730 square feet or 10.1% of the total rentable square feet. The following table sets forth additional information regarding the five largest tenants of the Spectrum Building:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Oracle America, Inc.	$2,050,183	85,940	09-09-2016	2021
HDR Engineering, Inc.	461,518	18,106	11-16-2015	2021
Corporate Travel Planners, Inc.	345,735	17,730	07-15-2013	2022
TPx Communications Co.	117,218	4,988	07-01-2014	2019
Perftech, Inc.	107,583	4,790	11-01-2007	2020

The following table reflects lease expirations at the Spectrum Building over the next five years:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	4	16,054	10.5%	396,780	10.4%
2020	2	7,393	4.8%	170,055	4.8%
2021	3	105,511	68.6%	2,548,326	71.5%
2022	2	21,907	14.2%	445,983	12.5%
2023	1	1,103	0.7%	27,576	0.8%
Total	12	151,968	98.8%	$ 3,561,720	100.0%

The Spectrum Building faces competition from similar multitenant office properties located in and around the San Antonio, Texas area.

Management currently does not have any plans for material capital improvements or renovations at the Spectrum Building and believes that the Spectrum Building is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the Spectrum Building paid real estate taxes of $479,400.

The material items of the agreements regarding the acquisition of Spectrum Building described herein are qualified in their entirety by the agreements attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 30, 2018 and is incorporated herein by reference.

Property Management

On December 27, 2018, Spectrum LLC and Hartman Income REIT Management, Inc.(the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for Spectrum.  Pursuant to the terms of the Management Agreement, Spectrum LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Spectrum LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Spectrum LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Spectrum LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet
Arrange of a Registrant.

On December 27, ,2018, the Operating Partnership, Spectrum LLC and Hartman 11211, LLC, a wholly-owned subsidiary of the Operating Partnership, entered into a $20,000,000 revolving master credit agreement with East West Bank to provide acquisition and working capital financing. The master credit agreement is evidenced by a master credit agreement, revolving promissory note, and with respect to each collateral property which may be secured by the master credit agreement, a deed of trust, assignment of rents and security agreement. The Company is the guarantor under the master credit agreement.

In connection with the acquisition of the Spectrum Building, Spectrum LLC received a $8,268,750 advance under the master credit agreement.

The master credit agreement has a term of three years from its effective date and matures on December 27, 2021.

Payments of interest only are due monthly beginning on February 1, 2019.  The promissory note bears interest at the prime rate, as defined in the master credit agreement less a margin of 0.10%.  The prime rate index as December 27, 2018 was 5.50% for an applicable interest rate of 5.40% as of that date.

The material terms of the loan agreement and related loan documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On January 3, 2018, the Company distributed a press release announcing that Hartman Spectrum LLC had acquired fee simple title to the Spectrum property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audit of the required financial statements for the acquisition of the real property described above, prepared for the purpose of complying with Rule 3-14 of Regulation S-X, is not complete at the time of this filing.  The Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

See paragraph (a) above.

(d)	Exhibits.

Exhibit	Description
10.1	Master Credit Agreement dated as of December 27, 2018 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC. and Hartman 11211, LLC.
10.2	Revolving Promissory Note dated as of December 27, 2018 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC. and Hartman 11211, LLC.
10.3	Deed of Trust and Assignment of Rents and Security Agreement dated December 27, 2018 by Hartman Spectrum, LLC for the benefit of East West Bank.
10.4	Real Property Management Agreement, dated as of December 27, 2018 by and between Hartman Spectrum, LLC and Hartman Income REIT Management, Inc.
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, Inc.
(Registrant)
Date: January 3, 2018	By:	/s/ Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Master Credit Agreement dated as of December 27, ,2018 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC. and Hartman 11211, LLC.
10.2	Revolving Promissory Note dated as of December 27, ,2018 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC. and Hartman 11211, LLC.
10.3	Deed of Trust and Assignment of Rents and Security Agreement dated December 27, 2018 by Hartman Spectrum, LLC. For the benefit of East West Bank.
10.4	Real Property Management Agreement, dated as of December 27, 2018 by and between Hartman Spectrum, LLC and Hartman Income REIT Management, Inc.

99.1	Press Release